FIRST AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT
                            OF LIMITED PARTNERSHIP OF
                      CHICKASHA VILLA, LIMITED PARTNERSHIP

         This First Amendment to the Amended and Restated Agreement of Limited Partnership of Chickasha Villa, Limited Partnership, an Oklahoma limited partnership (the "First Amendment") is being entered into as of the date written below by and between Green Companies Development Group, Inc. an Oklahoma corporation as the general partner (the "General Partner"), WNC Housing Tax Credit Fund VI Series 12, L.P., a California limited partnership as the limited partner (the "Limited Partner"), WNC Housing, L.P., a California limited partnership as the special limited partner (the "Special Limited Partner") and WNC Holding LLC, a California limited liability company as the withdrawing limited partner ("WNC Holding"). The General Partner, Limited Partner, Special Limited Partner and WNC Holding may collectively be referred to as the Partners or may individually be referred to as a Partner.

                                    RECITALS

         WHEREAS, Chickasha Villa, Limited Partnership, a Oklahoma limited partnership (the "Partnership") recorded a certificate of limited partnership with the Oklahoma Secretary of State on May 22, 2003. A partnership agreement dated May 15, 2003 was entered into by and between the General Partner and Thomas L. Green as the limited partner whose interest was assigned to Arzon Development Company, LLC (the "Original Limited Partner") on May 3, 2004 (the "Original Partnership Agreement").

         WHEREAS, on October 13, 2005, the Original Partnership Agreement was amended and restated to provide, in part, for the withdrawal of the Original Limited Partner and for the admission of WNC Holding as the limited partner and the Special Limited Partner (the "Amended and Restated Partnership Agreement"). Any capitalized terms not defined in this First Amendment shall have the meaning ascribed in the Amended and Restated Partnership Agreement.

         WHEREAS, WNC Holding hereby agrees to withdraw as a limited partner in the Partnership and to have no further rights, title or interest in the Partnership and the Partnership agrees to permit the withdrawal of WNC Holding.

         WHEREAS, the General Partner and the Special Limited Partner agree to admit WNC Housing Tax Credit Fund VI Series 12, L.P. as the limited partner in the Partnership in exchange for its agreement to contribute capital to the Partnership and WNC Housing Tax Credit Fund VI Series 12, L.P. agrees to accept all the rights, title, interest and obligations of the limited partner specified in the Amended and Restated Partnership Agreement and to be bound by the terms and conditions specified in the Amended and Restated Partnership Agreement.

         NOW THEREFORE, in consideration of the foregoing Recitals, which are a part of this Amendment, and the mutual promises, covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partners do hereby agree to amend, in part, the Amended and Restated Partnership Agreement as follows:

The definition of "Limited Partner" in Article I of the Amended and Restated Partnership Agreement is amended in its entirety to provide:

         "Limited Partner" shall mean WNC Housing Tax Credit Fund VI Series 12, L.P.; a California limited partnership, and such other Persons as are admitted to the Partnership as additional or Substitute Limited Partners pursuant to this Agreement.

Section 17.3 of the Amended and Restated Partnership Agreement is amended in its entirety to provide:

Section 17.3    Notices.

         Any notice given pursuant to this Agreement may be served personally on the Partner to be notified, or may be sent by overnight courier, or may be mailed, first class postage prepaid, or by certified mail, to the following address, or to such other address as a party may from time to time designate in writing:


         To the General Partner:            Thomas L. Green
                                            Green Companies Development Group,
                                            Inc.
                                            115 N. Broadway
                                            P.O. Box 153,
                                            Inola, Oklahoma 74036

         To the Limited Partner:            WNC Housing Tax Credit Fund VI
                                            Series 12, L.P.
                                            c/o WNC & Associates, Inc.
                                            17782 Sky Park Circle
                                            Irvine, CA  92614-6404
                                            Attn:  David N. Shafer

         To the Special Limited Partner:    WNC Housing, L.P.
                                            17782 Sky Park Circle
                                            Irvine, CA  92614-6404
                                            Attn:  David N. Shafer

All references to WNC Holding, LLC in the Related Agreements are amended to refer to WNC Housing Tax Credit Fund VI Series 12, L.P., a California limited partnership, the Limited Partner.

         The Partnership shall be continued pursuant to the Act and on the same terms and conditions as set forth in the Amended and Restated Partnership Agreement amended only as specifically set forth herein.


                       [Signature begin on following page]

         IN WITNESS WHEREOF, this First Amendment to the Amended and Restated Agreement of Limited Partnership of Chickasha Villa, Limited Partnership, an Oklahoma limited partnership, is made and entered into as of October 15, 2005.

                                GENERAL PARTNER:

                                GREEN COMPANIES DEVELOPMENT
                                GROUP, INC.

                                By:  Tom and Susan Green Family Limited
                                     Partnership, its sole shareholder

                                     By:  Green Properties, Inc., its general
                                          partner

                                          By:  /s/ THOMAS L. GREEN
                                               ------------------------------
                                               Thomas L. Green
                                               President

                                WITHDRAWING LIMITED PARTNER

                                WNC HOLDING, LLC

                                By:  WNC & Associates, Inc.,
                                     Managing member

                                     By:  /s/ DAVID N. SHAFER
                                          -----------------------------------
                                          David N. Shafer
                                          Executive Vice President

                                LIMITED PARTNER:

                                WNC HOUSING TAX CREDIT FUND VI SERIES 12,
                                L.P.

                                By:  WNC & Associates, Inc.
                                     General Partner

                                     By: /s/ DAVID N. SHAFER
                                         -----------------------------------
                                         David N. Shafer,
                                         Executive Vice President


Signatures continue on the next page...

                                SPECIAL LIMITED PARTNER

                                WNC HOUSING, L.P.

                                By:  WNC & Associates, Inc.
                                     General Partner

                                     By: /s/ DAVID N. SHAFER
                                         -----------------------------------
                                         David N. Shafer,
                                         Executive Vice President